UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2020

Aequi Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39715	85-2850133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Putnam Avenue, Suite 400

Greenwich, CT 06830

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (917) 297-4075

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	ARBGU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	ARBG	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	ARBGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 24, 2020, Aequi Acquisition Corp., a Delaware corporation (the “Company”), consummated its initial public offering (the “IPO”) of 20,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-third of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000. The Company granted the underwriters in the IPO a 45-day option to purchase up to 3,000,000 additional Units solely to cover over-allotments, if any.

On November 24, 2020, simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of 4,000,000 warrants (the “Private Placement Warrants”) to Aequi Sponsor LLC at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $6,000,000.

A total of $200,000,000, comprised of $196,000,000 of the proceeds from the IPO (which amount includes $7,000,000 of the underwriters’ deferred discount) and $4,000,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

On November 30, 2020, the underwriters notified the Company of their intention to fully exercise their over-allotment option on December 2, 2020. The Company is expected to consummate the sale of an additional 3,000,000 Units, at $10.00 per Unit, or an aggregate amount of $30,000,000. In addition, the Company is expected to consummate the sale of an additional 400,000 Private Placement Warrants, at $1.50 per Private Placement Warrant, generating total proceeds of $600,000.

An audited balance sheet as of November 24, 2020 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement, but not the proceeds from the sale of the additional Units and Private Placement Warrants in connection with the expected exercise of over-allotment on December 2, 2020, has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet as of November 24, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2020

AEQUI ACQUISITION CORP.

By:	/s/ Hope S. Taitz
Hope S. Taitz
Chief Executive Officer

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